Exhibit 32.2

CERTIFICATION OF DISCLOSURE PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jake Wei, Chief Financial Officer of K's Media, certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of K's Media.

   K's Media

December 20, 2009 By: /s/ Jake Wei
                       Jake Wei
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to K's Media and will be retained K's Media and furnished to the Securities and Exchange Commission or its staff upon request.